UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2009 (June 4, 2009)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 –	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

On June 4, 2009, at the 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”) of Gastar Exploration Ltd. (the “Company”), the Company’s shareholders approved certain amendments (the “First Amendment”) to the Company’s 2006 Long-Term Stock Incentive Plan (the “2006 Plan”) that merged the Company’s 2002 Stock Option Plan (the “2002 Plan”) into the 2006 Plan, resulting in the cessation of the existence of the 2002 Plan and the transfer of all shares of the Company’s common stock (“Shares”) previously reserved for issuance under the 2002 Plan to the share reserve under the 2006 Plan.

The amendments contained in the First Amendment to the 2006 Plan are described in the Company’s definitive proxy statement on Schedule 14A (the “2009 Proxy Statement”) for the 2009 Annual Meeting filed with the Securities and Exchange Commission on April 30, 2009. The description of the 2006 Plan, as amended by the First Amendment, contained herein and in the Company’s 2009 Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Plan and the First Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

ITEM 9.01	– FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan approved June 1, 2006 (incorporated herein by reference to Exhibit 10.3 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. File No. 001-32714).

10.2	First Amendment to Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan, effective as of April 1, 2009, approved June 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: June 10, 2009	/s/ J. RUSSELL PORTER
J. Russell Porter Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan approved June 1, 2006 (incorporated herein by reference to Exhibit 10.3 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. File No. 001-32714).

10.2	First Amendment to Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan, effective as of April 1, 2009, approved June 4, 2009.

4